SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 2005

FTD Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32425	87-0719190
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois		60515-5420
(Address of principal executive offices)		(Zip Code)

(630) 719-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

FTD Group, Inc. (“FTD”) has adopted specimen forms of agreement with respect to non-qualified stock options (“Options”) to purchase shares of FTD common stock  which are granted to independent directors, employees or consultants (“Optionees”) under the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan (the “Plan”).   The terms of the Options are governed by the Plan and the specimen form agreement which is delivered to, and must be executed by, each Optionee.  A copy of the specimen form for Options granted to independent directors (the “Independent Director Option Agreement”) is attached hereto as Exhibit 99.1 and is incorporated herein by reference and a copy of the specimen form for Options granted to employees and consultants (the “Employee Option Agreement”) is attached hereto as Exhibit 99.2 .  The following is a description of the material terms of the Independent Director Option Agreement and of the Employee Option Agreement.

Independent Director Option Agreement

Under the Independent Director Option Agreement, Optionees receive non-qualified stock Options to purchase shares of  FTD common stock, par value $0.01 per share, at a price equal to 100% of the fair market value of the common stock on the date of grant.  On the date of grant and on the two subsequent anniversaries of the date of grant the Option becomes exercisable as to one-third of the total number of common shares covered by the Option.  Accordingly, the Option becomes fully exercisable commencing on the second anniversary of the date of grant.  The Option expires on the close of business on the date immediately preceding the tenth anniversary of the date of grant.  The exercise price of an Option may be paid in cash or in shares of common stock, or a combination thereof, subject to certain exceptions and limitations.

The Option may not be exercised to any extent by anyone after the first to occur of the following events: (a) the tenth anniversary of the grant date; or (b) except as the Board may otherwise approve, the thirtieth day following the date of the Optionee’s termination of directorship for any reason other than the Optionee’s death or disability; or (c) in the case of an Optionee whose termination of directorship is by reason of his or her death or disability, the expiration of 12 months from the date of the Optionee’s termination of directorship.  Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Independent Director Option Agreement), unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.

The Independent Director Option Agreement provides for the acceleration of the vesting of the Option in the event of a “Change in Control” as defined in the Plan and the Independent Director Option Agreement.  In the event of a Change in Control, the Options covered by any installment that is still eligible to become exercisable shall be exercisable immediately prior to the occurrence of a Change in Control if the Optionee remains continuously an Independent Director of FTD from the grant date through the date immediately prior to the date of the Change in Control.  Furthermore, to the extent that any vested portion of the Option is not exercised by the Optionee prior to the occurrence of a Change in Control, the Board may, in its sole discretion, cancel such portion of the Option in exchange for a cash payment equal to the product of (a) the number of shares of common stock subject to such portion of the Option and (b) the excess, if any, of (i) the fair market value of the consideration received by FTD’s stockholders in connection with such Change in Control, as determined by the Board in its sole discretion, over (ii) the exercise price per share of common stock subject to the Option.

Employee Option Agreement

Under the Employee Option Agreement, Optionees receive non-qualified stock Options to purchase shares of  FTD common stock, par value $0.01 per share, at a price equal to 100% of the fair market value of the common stock on the date of grant.  No portion of the Option is exercisable before the date the Company designates as the initial vesting date; on that initial vesting date and the four subsequent anniversaries of the initial vesting date the Option becomes exercisable as to twenty percent (20%) of the total number of common shares covered by the Option.  Accordingly, the Option becomes fully exercisable commencing on the fourth anniversary of the vesting date.  The Option expires on the close of business on the date immediately preceding the tenth anniversary of the date of grant.  The exercise price of an Option may be paid in cash or in shares of common stock, or a combination thereof, subject to certain exceptions and limitations.

The Option may not be exercised to any extent by anyone after the first to occur of the following events: (a) the tenth anniversary of the grant date; or (b) except as the committee or the Board may otherwise approve, the thirtieth day following the date of the Optionee’s termination of employment for any reason other than (i) termination by FTD for cause as determined by the committee or the Board in its discretion; or (ii) the Optionee’s death or disability (as defined in Section 22(e)(3) of the Code); or (c) except as the committee or the Board may otherwise approve, the date of the Optionee’s termination of employment by reason of termination by FTD for cause as determined by the committee or the Board in its discretion; or (d) in the case of an Optionee whose termination of employment is by reason of his or her death or disability (within the meaning of Section 22(e)(3) of the Code), the expiration of 12 months from the date of the Optionee’s termination of employment.  Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Employee Option Agreement), unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.

The Employee Option Agreement provides for the acceleration of the vesting of the Option in the event of a “Change in Control” as defined in the Plan and the Employee Option Agreement. In the event of a Change in Control, the Options covered by any installment that is still eligible to become exercisable as set forth above shall be exercisable immediately prior to the occurrence of a Change in Control if the Optionee remains continuously employed in active service with FTD from the grant date through the date immediately prior to the date of the Change in Control.  No portion of the Option which is unexercisable at termination of employment shall thereafter become exercisable.  Furthermore, to the extent that any vested portion of the Option is not exercised by the Optionee prior to the occurrence of a Change in Control, the Board may, in its sole discretion, cancel such portion of the Option in exchange for a cash payment equal to the product of (a) the number of shares of common stock subject to such portion of the Option and (b) the excess, if any, of (i) the fair market value of the consideration received by FTD’s stockholders in connection with such Change in Control, as determined by the Board in its sole discretion, over (ii) the exercise price per share of common stock subject to the Option.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Document Description
99.1

Form of Independent Director Non-Qualified Stock Option Agreement of FTD Group, Inc. used to grant FTD Group, Inc. Non-Qualified Stock Options to purchase shares of FTD Group, Inc. common stock pursuant to the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan.

99.2

Form of Employee Non-Qualified Stock Option Agreement of FTD Group, Inc. used to grant FTD Group, Inc. Non-Qualified Stock Options to purchase shares of FTD Group, Inc. common stock pursuant to the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD GROUP, INC.

By:	/S/ JON R. BURNEY

Name:	Jon R. Burney
Title:	Vice President, General Counsel and Secretary
Date:	March 29, 2005

EXHIBIT INDEX

Exhibit No.	Document Description
99.1

Form of Independent Director Non-Qualified Stock Option Agreement of FTD Group, Inc. used to grant FTD Group, Inc. Non-Qualified Stock Options to purchase shares of FTD Group, Inc. common stock pursuant to the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan.

99.2

Form of Employee Non-Qualified Stock Option Agreement of FTD Group, Inc. used to grant FTD Group, Inc. Non-Qualified Stock Options to purchase shares of FTD Group, Inc. common stock pursuant to the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan.